UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2017

LA QUINTA HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36412	90-1032961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas 75038

(Address of Principal Executive Offices) (Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

La Quinta Holdings Inc. (the “Company”) is filing this Current Report on Form 8-K to recast its consolidated financial statements which were included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the 2016 Form 10-K”) filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2017, to reflect, for all periods presented, the effects of the Company’s retrospective adoption of new accounting pronouncements described below in the first quarter of 2017 on the Consolidated Statements of Cash Flows. These revisions had no impact on the Company’s Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity or Consolidated Statements of Comprehensive Income (Loss). Concurrent with this filing, the Company’s financial statements were included in a Registration Statement Form 10 filed by the Company’s subsidiary CorePoint Lodging Inc. In accordance with the requirements of the SEC, the Company is required to revise previously issued financial statements using the guidance under the Accounting Standards Updates (“ASUs”) referenced below for each of the years presented in the 2016 Form 10-K, if those financial statements are included or incorporated by reference in certain subsequent filings with the SEC, even though those financial statements relate to periods prior to the adoption of such ASUs.

During the first quarter of 2017, the Company adopted the following new accounting pronouncements; ASU 2017-03, Accounting Changes and Error Corrections (Topic 250) and Investments—Equity Method and Joint Ventures (Topic 232): Amendments to SEC Paragraphs Pursuant to Staff Announcements (“ASU 2017-03”); ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory (“ASU 2016-16”), ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments: A Consensus of the Financial Accounting Standards Board Emerging Issues Task Force (“ASU 2016-15”); and ASU 2016-09, Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based payment Accounting (“ASU 2016-09”). ASU 2016-15 and ASU 2016-09 were applied on a retrospective basis to all periods presented in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2017. ASU 2016-16 and ASU 2017-03 were applied on a modified retrospective basis and prospective basis, respectively.

ASU 2016-15, provides guidance on eight specific cash flow classification issues: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate and bank-owned life insurance policies, distributions received from equity method investees, beneficial interests in securitization transactions and separately identifiable cash flows and application of the predominance principle.

ASU 2016-09 simplifies several aspects related to the accounting for share-based payment transactions. The new guidance requires: (1) all excess tax benefits and tax deficiencies should be recognized as income tax expense or benefit in the income statement, rather than in additional paid-in capital under current guidance; (2) excess tax benefits should be classified along with other income tax cash flows as an operating activity on the statement of cash flows, rather than as a separate cash inflow from financing activities and cash outflow from operating activities under current guidance; (3) cash paid by an employer when directly withholding shares for tax-withholding purposes should be classified as a financing activity; and (4) an entity can make an entity-wide accounting policy election to either estimate the number of awards that are expected to vest, as under current guidance, or account for forfeitures when they occur.

The following Items of the 2016 Form 10-K have been retrospectively updated from the previous presentation (which Items as adjusted are attached as Exhibits hereto and incorporated by reference herein):

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part II, Item 7), a revised and updated version of which is filed herewith as Exhibit 99.1; and

•	Financial Statements and Supplementary Data (Part II, Item 8), a revised and updated version of which is filed herewith as Exhibit 99.2.

The recast consolidated financial statements contained in Exhibit 99.2 hereto do not represent a restatement of the Company’s previously issued consolidated financial statements that were included in the 2016 Form 10-K.

The adoption of these new accounting pronouncements did not have a material effect on the Company’s historical consolidated financial condition for the respective periods.

Except as specifically noted herein and in the attached Exhibits, this Current Report on Form 8-K does not reflect events or developments that occurred after February 28, 2017, the date on which the Company filed the 2016 Form 10-K with the SEC, and does not modify or update the disclosures in any way other than as described above and set forth in the Exhibits hereto. Without limiting the foregoing, this filing does not purport to update or amend the information contained in the 2016 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring or known to management. More current information is contained in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2017 and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2016 Form 10-K and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2017. Revisions to the 2016 Form 10-K included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the 2016 Form 10-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect the adoption of a recently issued accounting standards update

Exhibit 99.2	Part II, Item 8. Financial Statements and Supplementary Data, revised only to reflect the adoption of a recently issued accounting standards update

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA QUINTA HOLDINGS INC.
(Registrant)

By:	/s/ James H. Forson
Name: James H. Forson
Title: Executive Vice President and Chief Financial Officer

Date: July 26, 2017

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect the adoption of a recently issued accounting standards update

Exhibit 99.2	Part II, Item 8. Financial Statements and Supplementary Data, revised only to reflect the adoption of a recently issued accounting standards update

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document